SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  March 15, 2001
                Date of Report (Date of earliest event reported)


                           HIRSCH INTERNATIONAL CORP.
             (Exact name of Registrant as specified in its charter)


         Delaware                      0-23434                   11-2230715
(State or other jurisdiction   (Commission File Number)        (IRS Employer
     of incorporation)                                    Identification Number)



                             200 Wireless Boulevard
                            Hauppauge, New York 11788


                                 (516) 436-7100
              (Registrant's telephone number, including area code)


                                Page 1 of 2 Pages
                         Exhibit Index Appears at Page 2

Item 5. Other Events.

     On March 8, 2001, Hirsch International Corp. (the "Company") announced the completion of the sale of its headquarters facility located in Hauppauge, New York to Brandywine Realty Trust ("Brandywine") and a lease back from an affiliate of Brandywine of approximately 25,000 square feet in the facility. Reference is made to the Company's related press release attached hereto as
Exhibit 99.1 and incorporate herein by reference (including, without limitation, the information set forth in the cautionary statement contained in the final paragraph of the press release).

Item 7. Financial Statements, Pro-forma Financial Statements and Exhibits

     (c) Exhibits

          10.1 Contract of Sale dated December 19, 2000, by and between the Company and Brandywine;

          10.2 Lease Agreement dated March 8, 2001, by and between the Company and Brandywine Operating Partnership, L.P.

          99.1 Press Release dated March 12, 2001

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              HIRSCH INTERNATIONAL CORP.

                                              By: /s/  Henry Arnberg
                                                 -------------------------------
                                                 Henry Arnberg
                                                 Chairman of the Board and
                                                 Chief Executive Officer

Dated:  March 15, 2001